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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) November 6, 2001



                             FOREST OIL CORPORATION
               (Exact name of registrant as specified in charter)



         New York                         1-13515              25-0484900
     (State or other juris-             (Commission           (IRS Employer
    diction of incorporation)           file number)        Identification No.)



       2200 Colorado State Bank Building, 1600 Broadway, Denver, CO 80202
             (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (303) 812-1400

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ITEM 5.  OTHER EVENTS.

         Forest Oil Corporation has been advised by Lehman Brothers Holdings Inc. that it has sold its common stock position in Forest as previously listed in a Schedule 13G filed with the Securities and Exchange Commission on January 10, 2001. Lehman and its affiliate, LB I Group, Inc., owned 4,319,037 shares of common stock (including shares of Forest common stock to be issued upon the exercise of warrants) that were registered for sale under a Registration Statement on Form S-3 (Registration Statement No. 333-56506) filed by Forest with the Securities and Exchange Commission in March 2001. Lehman continues to hold warrants exchangeable into shares of Forest's common stock.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FOREST OIL CORPORATION
                                           (Registrant)


Dated:  November 6, 2001               By      /s/ David H. Keyte
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                                          David H. Keyte
                                          Executive Vice President and
                                          Chief Financial Officer